Exhibit 10.6
STANDSTILL AGREEMENT
This STANDSTILL AGREEMENT (this “Agreement”) is entered into as of May 10, 2023, by and among VIEWRAY, INC. (“Viewray”) and VIEWRAY TECHNOLOGIES, INC. (“Viewray Technologies” and, together with Viewray, collectively, the “Borrowers” and each individually, a “Borrower”), MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”), MIDCAP FINANCIAL TRUST, a Delaware Statutory Trust, as Term Loan Servicer (in such capacity, together with its successors and assigns, “Term Loan Servicer”), and the financial institutions or other entities party to the Credit Agreement referenced below, each as a Lender.
RECITALS
A.    Reference is made to that certain Credit, Security and Guaranty Agreement, dated as of November 14, 2022 (as amended, modified, supplemented and restated prior to the date hereof, the “Original Credit Agreement” and as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), by and among Borrowers, Agent, Term Loan Servicer and Lenders pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.
B.    As of the date hereof, the Agent has asserted that certain Events of Default identified as “Current Defaults” on Exhibit A hereto (collectively, the “Current Defaults”) have occurred and are continuing and anticipates that certain Events of Default identified as “Potential Defaults” on Exhibit A hereto (collectively, the “Potential Defaults” and together with the Current Defaults, the “Specified Defaults”) may occur prior to the expiration of the Standstill Period (as hereinafter defined).
C.    Borrowers have requested that during the Standstill Period (as hereinafter defined), Agent, Term Loan Servicer and Lenders (sometimes referred to herein individually as a “Lender Party” and collectively as the “Lender Parties”) agree to forbear from exercising certain of their rights and remedies against Borrowers and the other Credit Parties with respect to the Specified Defaults, each notwithstanding the continuation of the Specified Defaults and subject to the terms and conditions set forth herein.
D.    Subject to the terms and conditions set forth herein, during the Standstill Period (as hereinafter defined), notwithstanding the continuation of the Specified Defaults, the Lender Parties have agreed to forbear from exercising certain of their rights and remedies against Borrowers and the other Credit Parties with respect to the Specified Defaults.
AGREEMENT
    NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.        Definitions.
The Recitals set forth above shall be deemed part of this Agreement as if set forth fully in the body of this Agreement. Unless otherwise defined above or elsewhere in this

Agreement, capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
SECTION 2.        Confirmation by Borrowers of Obligations, Specified Defaults and Default Rate Interest
Each Credit Party acknowledges and agrees that:
(a)    as of May 10, 2023 and prior to giving effect to the Standstill Prepayments, the aggregate principal balance of the outstanding Obligations in respect of the Term Loans is at least $75,000,000 and the aggregate principal balance of the outstanding Obligations in respect of the Revolving Loans is at least $3,540,480.05, which amount does not include interest, fees, expenses or any other amounts that are chargeable or otherwise reimbursable under the Credit Agreement and the other Financing Documents.
(b)     (i) the Agent has asserted that each of the Current Defaults constitutes an Event of Default that has occurred and is continuing as of the date hereof and each of the Potential Defaults, if they occur, would constitute an Event of Default, (iii) except for the Specified Defaults, no other Events of Default have occurred and are continuing as of the date hereof, or are expected to occur during the Standstill Period, as the case may be, and (iii) prior to the effectiveness of this Agreement, the Agent has asserted that each of the Current Defaults (and each Potential Default upon its occurrence): (A) relieves the Lender Parties from any obligation to extend any Loans or provide other financial accommodations under the Credit Agreement or other Financing Documents (including consenting to Borrower’s use of cash collateral), and (B) permits the Lender Parties to, among other things, subject to the terms set forth in the Credit Agreement, (1) suspend or terminate any commitment to provide Loans or make other extensions of credit under any or all of the Credit Agreement and the other Financing Documents, (2) accelerate all or any portion of the Obligations, (3) charge default interest pursuant to Section 10.5 of the Credit Agreement (the “Default Rate”) with respect to any and all of the Obligations effective from, and retroactive to, the date of the first Specified Default to occur, and thereafter (the Lender Parties’ right to charge interest at the Default Rate are expressly preserved regardless of whether any such default interest has been charged as of the date hereof), (4) commence any legal or other action to collect any or all of the Obligations from Borrowers, any other Credit Party and/or any Collateral, (5) foreclose or otherwise realize on any or all of the Collateral, and/or set-off and apply to the payment of any or all of the Obligations, any or all of the Collateral, and/or (6) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any or all of the Credit Agreement, the other Financing Documents or applicable law.
SECTION 3.    Standstill; Standstill Default Rights and Remedies.
(a)    Effective as of the Standstill Effective Date, each of the Lender Parties agrees that until the expiration or termination of the Standstill Period, it will forbear from exercising its default-related rights and remedies against Borrowers or any other Credit Party solely with respect to the Specified Defaults; provided, however, (i) Borrowers acknowledge and agree that they shall not be entitled request and Lender Parties shall be under no obligation to make or allow any further Loans (including, for the avoidance of doubt, any Revolving Loans or the Term Loan Tranche 2) or other advances to Credit Parties during the Standstill Period or otherwise at any time an Event of Default (including any Specified Event of Default) has occurred and is continuing, and (ii) each Credit Party shall comply with all limitations, restrictions or prohibitions that are effective or applicable under the Credit Agreement and each of the other Financing Documents during the continuance of any Event of Default, including, without limitation, limitations on the making of certain Investments, undertaking Asset Dispositions, payment of certain Distributions or other payments by Credit Parties to any Affiliate of a Borrower, and incurring certain Debt.
As used herein:
“Standstill Period” shall mean the period beginning on the Standstill Effective Date and ending on the earliest to occur of the following (each a “Termination Event”): (i) the occurrence of any Event of Default under Section 10.1(e) or Section 10.1(f) of the Credit Agreement (a “Bankruptcy Default”), (ii) the date on which Agent delivers to a Borrower a notice terminating the Standstill Period, which notice may be delivered at any time upon or after the occurrence of any Standstill Default (as hereinafter defined) other than a Bankruptcy Default, or (iii) August 31, 2023; provided that the date in this clause (iii) shall be extended to the date that is the earlier of (x) November 30, 2023 (or such later date as Agent and Lenders may agree in their sole discretion) or (y) the outside date for closing under the Transaction Agreement (the “Extended Standstill Period”) if, and only to the extent that, (A) a Transaction Agreement providing for the acquisition of Borrowers (or substantially all of their assets) has been executed in accordance with paragraph (b) of Exhibit B hereof and is in full force and effect, and (B) Agent receives evidence satisfactory to it that the Credit Parties have received sufficient additional funding (which funding shall not contravene the terms of the Financing Documents) following the signing of the Transaction Agreement such that Agent is reasonably satisfied that Borrowers and their Subsidiaries will be adequately capitalized during the Extended Standstill Period, and
“Standstill Default” shall mean (A) the occurrence of any Event of Default other than the Specified Defaults, (B) a breach by a Borrower or any other Credit Party of any term, condition, or covenant set forth in this Agreement, including without limitation, the terms, conditions, or covenants set forth in Section 4 and Exhibit B hereof, (C) (i) the occurrence of a breach, default, event of default, or material adverse change under the Transaction Agreement, (ii) the Transaction Agreement terminates, or (iii) there is a loss of a material right of the Credit Parties under the Transaction Agreement, (D) the occurrence of a default or event of default (however defined) under the terms and conditions of any financing agreement or equity issuance agreement entered into by Borrowers in connection with the Transaction Agreement, or the failure or refusal of the lender or purchaser thereunder to provide financing to the Credit Parties in an amount sufficient to satisfy the minimum cash covenant set forth in Section 4(a) below, or (E) any representation or warranty made by a Borrower or any other Credit Party under or in connection with this Agreement shall prove to be untrue in any material respect (or, in the case of any such representation, warranty or statement that is qualified as to “materiality,” “Material Adverse Effect” or similar language, shall prove to be untrue in any respect) on the date as of which made or deemed made. Each and every Standstill Default shall constitute an immediate Event of Default under the Credit Agreement and other Financing Documents.
(b)    Upon the occurrence of a Termination Event, the agreement of the Lender Parties hereunder to forbear from exercising their respective default-related rights and remedies shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which Borrowers and the other Credit Parties each waives. Borrowers and the other Credit Parties each agrees that any or all of the Lender Parties may at any time thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Credit Agreement, any other Financing Document and/or applicable law, including, without limitation, their respective rights and remedies with respect to the Specified Defaults. Without limiting the generality of the foregoing, upon the occurrence of a Termination Event, the Lender Parties may, in their sole discretion and without the requirement of any demand, presentment, protest, or notice of any kind, (i) suspend or terminate any commitment to provide Loans or other extensions of credit under any or all of the Credit Agreement and other

Financing Documents, (ii) charge interest on any or all of the Obligations at the Default Rate, effective from and after the date of the first Specified Default to occur, (iii) commence any legal or other action to collect any or all of the Obligations from Borrowers, any other Credit Party and/or any Collateral, (iv) foreclose or otherwise realize on any or all of the Collateral, and/or setoff or apply to the payment of any or all of the Obligations, any or all of the Collateral, and (v) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any or all of the Credit Agreement, any other Financing Documents and/or applicable law, all of which rights and remedies are fully reserved by the Lender Parties.
(c)    Upon the occurrence of a Termination Event, without presentment, demand, protest, or any notice of any kind, all of which are hereby waived by Borrowers, or any other act by Agent or the Lenders, interest at the Default Rate shall apply and to the extent then accrued and unpaid will immediately and automatically become due and payable with respect to any and all of the Obligations effective from, and retroactive to, the date of the first Specified Default to occur, and thereafter.
(d)    Any agreement by the Lender Parties to amend this Agreement and/or extend the Standstill Period, if any, must be set forth in writing and signed by a duly authorized signatory of each of Agent and each Lender.
(e)     Borrowers and the other Credit Parties each acknowledge that the Lender Parties have not made any assurances concerning (i) any possibility of an extension of the Standstill Period, (ii) the manner in which or whether the Specified Defaults may be resolved or (iii) any additional forbearance, waiver, restructuring or other accommodations.
(f)    The parties hereto agree that the running of all statutes of limitation and the doctrine of laches applicable to all claims or causes of action that any Lender Party may be entitled to take or bring in order to enforce its rights and remedies against any Borrower or any other Credit Party are, to the fullest extent permitted by law, tolled and suspended during the Standstill Period.
(g)    Borrowers and the other Credit Parties acknowledge and agree that any Loan or other financial accommodation that any Lender Party makes on or after the Standstill Effective Date has been made by such party in reliance upon, and is consideration for, among other things, the general releases contained in Section 6 hereof and the other covenants, agreements, representations and warranties of Borrowers and the other Credit Parties hereunder.
SECTION 4.        Supplemental Terms, Conditions and Covenants During the     Standstill Period.
The parties hereto hereby agree to comply with the following terms, conditions and covenants during the Standstill Period, in each case notwithstanding any provision to the contrary set forth in this Agreement, the Credit Agreement or any other Financing Document:
(a)    Minimum Cash.

(i)    Credit Parties shall not permit (x) at any time after the date hereof and prior to achievement of the Strategic Transaction milestone set forth in paragraph (b) of Exhibit B hereof (the “Initial Minimum Cash Period”), Credit Party Unrestricted Cash to be less than $22,000,000, (y) at any time following the Initial Minimum Cash Period and prior to August 31, 2023, Credit Party Unrestricted Cash to be less than $2,500,000, or (z) at all times during Extended Standstill Period, Credit Party Unrestricted Cash to be less than $10,000,000.
(ii)    Credit Parties shall, at all times, provide Agent with satisfactory electronic, “view-only” access to the Credit Parties’ Deposit Accounts and Securities Accounts and shall, at all times following the date hereof, comply in full with the provisions of Sections 2.11 and Section 5.14 of the Credit Agreement.
(b)    Strategic Transaction.
(i)    For purposes of this Agreement, “Strategic Transaction” means (i) the sale of all, or substantially all, of the assets of or equity in Borrowers (by merger, share purchase or otherwise), or (ii) an equity issuance transaction or debt refinancing transaction; provided that, in each case, such transaction (x) is consummated in accordance with the terms of the Financing Documents (including this Agreement), (y) will result in Borrowers’ receipt of net cash proceeds in an amount sufficient to pay the Obligations in full at the closing of such transaction, and (z) provides for the payment in full of the Obligations as a condition precedent to the closing of such transaction.
(ii)    The Credit Parties shall comply with the milestones and covenants with respect to the Strategic Transaction set forth on Exhibit B hereof in all respects.
(c)    Information Rights.
(i)    Each Borrower and other Credit Party shall reasonably cooperate with and give to the Lender Parties reasonable access to the books and records of each Borrower and other Credit Party, upon reasonable request of the Agent.
(ii)    Without limiting the foregoing, on a weekly basis or more frequently as Agent shall reasonably request, Viewray’s senior and operating management shall participate in a detailed discussion with Agent and Lenders regarding (A) status of the Strategic Transaction and the Credit Parties efforts in respect thereof, and (B) the financial and operating performance, business plans, cash burn and restructuring and sale efforts of the Credit Parties. Upon Agent’s reasonable request, one member of Viewray’s Board of Directors shall participate in such meeting(s).
(iii)    Credit Parties shall cause Goldman Sachs (the “Investment Banker”) to provide Agent and Lenders (on not less than a weekly basis) with such information, drafts, and reports, and to make the Investment Banker available for weekly discussions by phone with Agent and Lenders during normal business hours, regarding the status and prospects of the Strategic Transaction. Credit Parties shall cause the Investment Banker to maintain an appropriate data room to which Agent, Lenders, their respective counsel, and any consultant or financial advisor engaged by Agent, or by Agent's counsel, will have unlimited access and review rights at all times.
(d)    Cash Flow Projections. (i) On Friday of each calendar week, commencing on May 19, 2023, Borrowers shall deliver to the Agent a cash flow projection of Borrowers and the other Credit Parties on a consolidated, line-item and weekly basis, which shall include projected cash receipts and disbursements for the 13-week period commencing on that Friday (the “Cash Flow Projection”), and (ii) on Friday of each calendar week, commencing on May 26, 2023, Borrowers shall deliver to Agent a reconciliation report and a variance report with respect to the most recently delivered Cash Flow Projection, which shall (x) compare the actual cash receipts and disbursements projected in the most recently delivered Cash Flow Projection for such period, (y) indicate the percentage variance, if any, of actual results of aggregate cash receipts and aggregate cash disbursements versus projections therefor for such period, together with an explanation for such variance, and (z) otherwise be in a form reasonably satisfactory to Agent.
(e)    Other Creditor Claims. Borrowers shall provide prompt written notice upon receipt by a Borrower or any other Credit Party of a material written demand by any creditor, guarantor, vendor, operator, surety provider, supplier, or Governmental Authority with a potential claim greater than $100,000 to post additional collateral or provide additional credit support with respect to such entities’ goods, services, or obligations.
(f)    Liens. Notwithstanding any other provision of the Credit Agreement, during the Standstill Period, without the express written consent of Agent, the Credit Parties shall not pledge any assets to secure any Debt that are not already pledged to secure such Debt as of the date hereof.
(g)    Legal Fees. Consistent with the Credit Agreement, including without limitation section 13.14(a) of the Credit Agreement, and without limiting Section 10 hereof or any obligation in the Credit Agreement, Borrowers hereby acknowledge and agree to pay the reasonable and documented fees, charges and disbursements of Agent’s counsel (including any restructuring counsel) and First-Citizens Bank & Trust Company’s counsel.
SECTION 5.        Effectiveness.
This Agreement shall become effective at the time (the “Standstill Effective Date”) that all of the following conditions precedent have been met (or waived) as determined by Agent and Lenders in their sole discretion:
(a)    Agreement. Agent shall have received duly executed signature pages for this Agreement signed by Agent, each Lender, and each Borrower.
(b)    Due Authorization. Each Borrower shall have delivered to Agent (i) evidence of the corporate authority of each such party to execute, deliver and perform its obligations under this Agreement and, as applicable, all other agreements and documents executed in connection therewith, and (ii) such other documents and instruments as Agent may require, all of the foregoing of which shall be in form and substance acceptable to Agent and Lender.
(c)    Representations and Warranties. The representations and warranties contained herein shall be true and correct, and no Standstill Default or event that with notice, the passage of time or both would constitute a Standstill Default shall exist on the date hereof.
(d)    Deposit Account Control Agreements. Credit Parties shall have provided a fully executed Deposit Account Control Agreement with respect to each of its Deposit Accounts at PNC Bank, National Association and each other Deposit Account or Securities Account of Credit Parties (other than Excluded Accounts).

(e)    Account Monitoring.    Agent shall have received satisfactory electronic, “view-only” access to monitor the Credit Parties’ Deposit Accounts and Securities Accounts.
(f)    Prepayment.    Borrowers shall have made: (i) a prepayment to Term Loan Servicer (for the benefit of the Term Lenders in accordance with their Pro Rata Shares of the Term Loan Tranche 1) of advances under the Term Loan Tranche 1 in an aggregate principal amount of $17,500,000 (the “Standstill Term Loan Prepayment”), and (ii) a prepayment to Agent (for the benefit of the Revolving Lenders in accordance with their Pro Rata Shares of the Revolving Loan Commitments) of advances in respect of the Revolving Loans in a principal amount of $3,540,480.05, which amount is equal to the aggregate outstanding principal balance of the Revolving Loans on the date hereof (the “Standstill Revolving Loan Prepayment” and, together with the Standstill Term Loan Prepayment, the “Standstill Prepayments”). Borrowers expressly agree that (i) the Standstill Prepayments are being made to induce the Lender Parties to forbear from exercising their right to accelerate the Loans and is a condition to the Lender Parties entering into this Agreement and the commencement of the Standstill Period, and (ii) notwithstanding such forbearance, (A) the Standstill Term Loan Prepayment shall be made to Term Loan Servicer in accordance with Section 2.2(a)(iii)(C) of the Credit Agreement, and (B) the Standstill Revolving Loan Prepayment shall be made to Agent in accordance with Section 2.2(b)(iii) of the Credit Agreement, and (iii) upon payment of the Standstill Prepayments, the following have become due and owing (the “Standstill Prepayment Fees”) (A) applicable fees payable under the Fee Letters, including the Partial Exit Fee (as defined in the applicable Fee Letter), (B) the Prepayment Fee in respect of the Term Loans and (C) all other sums that shall have become due and payable under the Financing Documents. Notwithstanding the requirements of Section 2.1(a)(ii)(C) of the Credit Agreement or Section 2.1(b)(iii) of the Credit Agreement or anything to the contrary set forth in the Credit Agreement, the Fee Letters, or any other Financing Document, Lender Parties agree that Borrowers shall not be required to pay the Standstill Prepayment Fees until the first date that any other Prepayment Fee, deferred revolving loan origination fee under Section 2.2(h) of the Credit Agreement, or any Exit Fee (as defined in the applicable Fee Letter) or Partial Exit Fee (as applicable) becomes due and payable pursuant to the Credit Agreement or any Fee Letter (as applicable)). For the avoidance of doubt, the Standstill Prepayment Fees shall become immediately due and payable upon the acceleration of the Obligations in connection with an insolvency proceeding or otherwise. The Standstill Prepayments are non-refundable, shall be made in immediately available funds without setoff, deduction or counterclaim and shall be applied by Agent or Term Loan Servicer, as applicable, in accordance with the Credit Agreement. Immediately following receipt by Term Loan Servicer and Agent, respectively, of the Standstill Term Loan Payment and Standstill Revolving Loan Prepayment (as applicable), the parties acknowledge and agree that the aggregate outstanding balance of the Term Loan Tranche 1 is $57,500,000 and the aggregate outstanding balance of the Revolving Loans is $0.
SECTION 6.    General Release; Indemnity.
(a)    In consideration of, among other things, Agent’s, Term Loan Servicer’s and the Lenders’ execution and delivery of this Agreement, each Borrower and each other Credit Party, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims, whether known or unknown, (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Lender Parties in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the Standstill Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith, (ii) the Specified Defaults and the Lender Parties reservation rights in respect thereof, and (iii) any aspect of the dealings or relationships between or among Borrowers and the other Credit Parties, on the one hand, and any or all of the Lender Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clauses (i) or (ii) hereof. The receipt by a Borrower or any other Credit Party of any financial accommodations made by any Lender Party after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such Loans or other financial accommodations. In entering into this Agreement, each Borrower and each other Credit Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section shall survive the termination of this Agreement, the Credit Agreement, the other Financing Documents and payment in full of the Obligations.
(b)    Each of the Borrowers and the other Credit Parties hereby agrees that it shall be, jointly and severally, obligated to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by or on behalf of any Person, including, without limitation, the respective officers, directors, agents, trustees, creditors, partners or shareholders of any Borrower, any other Credit Party, or any of their respective Subsidiaries, whether threatened or initiated, in respect of any claim for legal or equitable remedy under any statue, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of the Credit Agreement, the other Financing Documents, this Agreement or any other document executed and/or delivered in connection herewith or therewith; provided, that no Borrower or any other Credit Party shall have any obligation to indemnify or hold harmless any Releasee hereunder with respect to liabilities to the extent they result from the gross negligence or willful misconduct of that Releasee as finally determined by a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Borrower and other Credit Party agrees to make the maximum contribution to the payment and satisfaction thereof that is permissible under applicable law. The foregoing indemnity shall survive the termination of this Agreement, the Credit Agreement, the other Financing Documents and the payment in full of the Obligations.
(c)    Each of the Borrowers and the other Credit Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by a Borrower or any other Credit Party pursuant to Section 6(a) hereof. If any Borrower, any other Credit Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, Borrowers and the other Credit Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.
SECTION 7. Representations, Warranties, and Covenants of Borrowers and Other Credit Parties.
To induce Agent and the other Lender Parties to execute and deliver this Agreement, each Borrower and each other Credit Party represents, warrants and covenants that:
(a)    The execution, delivery and performance by Borrowers and the other Credit Parties of this Agreement and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Financing Documents have been duly authorized by such Credit Parties’ respective Boards of Directors, and this Agreement and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Financing Documents are legal, valid and binding obligations of such Credit Parties enforceable against such parties in accordance with their respective terms;
(b)    Except with respect to the Specified Defaults, each of the representations and warranties contained in the Credit Agreement and the other Financing Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (provided, however, in each case, such materiality qualifier shall not be applicable to any representation and warranties that already are qualified or modified by materiality in the text thereof), and each of the agreements and covenants in the Credit Agreement and the other Financing Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof;
(c)    Neither the execution, delivery and performance of this Agreement and all documents and instruments delivered in connection herewith nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of any Borrower’s or any other Credit Party’s corporate charter, bylaws, articles of organization, operating agreement, or other governing documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any promissory note, indenture, mortgage, deed of trust, lease, agreement or other agreement or instrument to which any Borrower or any other Credit Party is a party or by which any Borrower or any other Credit Party or any of their respective property is bound;
(d)    As of the date hereof, except for the Current Defaults, no Event of Default has occurred or is continuing under this Agreement, the Credit Agreement or any other Financing Document;
(e)    The Lender Parties’ security interests in the Collateral continue to be valid, binding, and enforceable first-priority security interests that secure the Obligations, and no tax or judgment liens are currently of record against any Borrower or any other Credit Party, other than such liens which are permitted under the Credit Agreement;

(f)    Except with respect to the Specified Defaults, any misrepresentation of a Borrower or any other Credit Party, or any failure of any such party to comply with the covenants, conditions and agreements contained in this Agreement, the Credit Agreement, any other Financing Document or in any other agreement, document or instrument at any time executed and/or delivered by a Borrower or any other Credit Party with, to or in favor of any Lender Party shall constitute an immediate Event of Default hereunder, under the Credit Agreement and other Financing Documents; and
(g)    The recitals to this Agreement are true and correct.
SECTION 8.        Ratification of Liability.
Borrowers and the other Credit Parties, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Financing Documents, hereby ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Financing Documents to which it is a party, and ratify and reaffirm their grants of liens on or security interests in their properties pursuant to such Financing Documents to which they are a party, respectively, as security for the Obligations under or with respect to the Credit Agreement, and confirm and agree that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement or any other Financing Document. Borrowers and the other Credit Parties further agree and reaffirm that the Financing Documents to which they are parties now apply to all Obligations as defined in the Credit Agreement (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement or any other Financing Document). Each such party (i) further acknowledges receipt of a copy of this Agreement and all other agreements, documents, and instruments executed and/or delivered in connection herewith, (ii) consents to the terms and conditions of same, and (iii) agrees and acknowledge that each of the Financing Documents remains in full force and effect and is hereby ratified and confirmed.
SECTION 9.        Reference To and Effect upon the Credit Agreement.
(a)    Borrowers and the other Credit Parties hereby confirm that the Credit Agreement and the other Financing Documents are in full force and effect and that no Borrower nor any other Credit Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Financing Document.
(b)    Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not directly or indirectly (i) create any obligation to make any further Loans or to continue to defer any enforcement action after the occurrence of any Default or Event of Default (including, without limitation, any Standstill Default), (ii) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Financing Documents nor constitute a novation of any of the Obligations under the Credit Agreement or other Financing Documents, (iii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Financing Documents or any right, power or remedy of any Lender Party, (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction or (v) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each Lender Party reserves all of its rights, powers, and remedies under the Credit Agreement, the other Financing Documents and applicable law. All of the provisions of the Credit Agreement and the other Financing Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived, are hereby reinstated.
(c)    From and after the Standstill Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any Financing Document, shall mean the Credit Agreement, as amended by, among things, this Agreement, and (ii) the term “Financing Documents” in the Credit Agreement and the other Financing Documents shall include, without limitation, this Agreement and any agreements, instruments and other documents executed and/or delivered in connection herewith.
(d)    No Lender Party has waived (regardless of any delay in exercising such rights and remedies), any Default or Event of Default that may be continuing on the date hereof or any Event of Default that may occur after the date hereof (whether the same or similar to the Specified Defaults or otherwise), and no Lender Party has agreed to forbear with respect to any of its rights or remedies concerning any Events of Default (other than, during the Standstill Period, the Specified Defaults solely to the extent expressly set forth herein), that may have occurred or are continuing as of the date hereof, or that may occur after the date hereof.
(e)    Borrowers and the Credit Parties acknowledge and agree that the Lender Parties’ agreement to forbear from exercising certain of their default-related rights and remedies with respect to the Specified Defaults during the Standstill Period does not in any manner whatsoever limit any Lender Party’s right to insist upon strict compliance by Borrowers and the other Credit Parties with the Credit Agreement, this Agreement or any other Financing Document during the Standstill Period, except as expressly set forth herein.
(f)    This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Financing Document.
SECTION 10.        Fees, Costs and Expenses. In addition to (to the extent not otherwise provided in the Credit Agreement), and not in lieu of, the terms of the Credit Agreement and other Financing Documents relating to the reimbursement of Lender Party fees and expenses, Borrowers shall reimburse Agent and the other Lender Parties, as the case may be, promptly on demand for all fees, costs, charges and expenses, including the fees, costs and expenses of counsel and other expenses, incurred in connection with this Agreement and the other agreements and documents executed and/or delivered in connection herewith.
SECTION 11.        Governing Law; Consent to Jurisdiction and Venue.
THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPALS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW). EACH PARTY HERETO HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH PARTY HERETO EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OR FORUM NON CONVENIENS. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES

THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PARTY BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.
SECTION 12.        Construction.
This Agreement and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Agreement and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect. If any matter is left to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of one or more Lender Parties or their respective employees, counsel, or agents in the Credit Agreement or any other Financing Documents, such action shall be deemed to be exercisable by such Lender Parties or such other Person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, “option” and “discretion” shall be implied by the use of the words “if” and “may.”
SECTION 13.        Counterparts.
This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.
SECTION 14.        Severability.
The invalidity, illegality, or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.
SECTION 15.        Time of Essence.
Time is of the essence in the performance of each of the obligations of Borrowers and the other Credit Parties hereunder and with respect to all conditions to be satisfied by such parties.
SECTION 16.        No Other Creditor Action.
The Lender Parties’ obligations to forbear and continue to make financial accommodations to Borrowers hereunder are expressly conditioned upon Borrowers providing Agent with prompt written notice if any creditors of Borrowers and the other Credit Parties (including, without limitation, trade creditors and subordinated secured and unsecured creditors) having a valid claim in excess of $500,000 accelerates such claim or takes any enforcement action to collect the full amount of such claim against any Borrower, any other Credit Party, or the Collateral (including, without limitation, acceleration of indebtedness) during the Standstill Period; provided, that Borrowers and the other Credit Parties may continue to make payments to such trade creditors in the ordinary course of business during the Standstill Period, to the extent such payments are not otherwise in contravention of this Agreement or any other Financing Document. In the event that any such creditor takes any enforcement action in respect of a claim in excess of $500,000 or obtains a judgment or order for the payment of money in excess of $500,000, all of the Lender Parties’ obligations hereunder and the Standstill Period shall automatically and immediately terminate without further notice or demand.
SECTION 17.        Further Assurances.
Each Borrower and each other Credit Party agrees to take all further actions and execute all further documents as Agent may from time to time reasonably request to carry out the transactions contemplated by this Agreement and all other agreements executed and delivered in connection herewith.
SECTION 18.        Section Headings.
Section headings in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.
SECTION 19.        Notices.
All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Credit Agreement.
SECTION 20.        Waivers by Borrowers and other Credit Parties.
(a)    Waiver of Jury Trial Right And Other Matters. EACH BORROWER AND THE OTHER CREDIT PARTIES EACH HEREBY WAIVES (i) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AGREEMENT, THE OTHER FINANCING DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND THEREBY, WHICH WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING

WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE; (ii) PRESENTMENT, DEMAND AND PROTEST, AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NONPAYMENT, MATURITY, RELEASE WITH RESPECT TO ALL OR ANY PART OF THE OBLIGATIONS OR ANY COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY ANY LENDER PARTY ON WHICH ANY BORROWER OR ANY OTHER CREDIT PARTY MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER SUCH LENDER PARTY MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL, THE OTHER COLLATERAL OR ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING ANY LENDER PARTY TO EXERCISE ANY OF THEIR RESPECTIVE RIGHTS AND REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS AND ALL RIGHTS WAIVABLE UNDER ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE; (v) ANY RIGHT A BORROWER OR ANY OTHER CREDIT PARTY MAY HAVE UPON PAYMENT IN FULL OF THE OBLIGATIONS TO REQUIRE ANY LENDER PARTY TO TERMINATE ITS SECURITY INTEREST IN THE COLLATERAL, OTHER COLLATERAL OR IN ANY OTHER PROPERTY OF BORROWERS OR ANY OTHER CREDIT PARTY UNTIL TERMINATION OF THE FINANCING AGREEMENT IN ACCORDANCE WITH ITS TERMS AND THE EXECUTION BY BORROWERS, AND BY ANY PERSON WHO PROVIDES FUNDS TO BORROWERS THAT ARE USED IN WHOLE OR IN PART TO SATISFY THE OBLIGATIONS, OF AN AGREEMENT INDEMNIFYING ANY OR ALL OF THE LENDER PARTIES FROM ANY LOSS OR DAMAGE ANY SUCH PARTY MAY INCUR AS THE RESULT OF DISHONORED CHECKS OR OTHER ITEMS OF PAYMENT RECEIVED BY SUCH LENDER PARTY FROM EACH BORROWER, OR ANY ACCOUNT DEBTOR AND APPLIED TO THE OBLIGATIONS AND RELEASING AND INDEMNIFYING, IN THE SAME MANNER AS DESCRIBED IN SECTION 6 OF THIS AGREEMENT, THE RELEASEES FROM ALL CLAIMS ARISING ON OR BEFORE THE DATE OF SUCH TERMINATION STATEMENT; AND (vi) NOTICE OF ACCEPTANCE HEREOF, AND EACH BORROWER AND THE OTHER CREDIT PARTIES EACH ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO AGENT’S AND THE OTHER LENDER PARTIES’ ENTERING INTO THIS AGREEMENT AND THAT SUCH PARTIES ARE RELYING UPON THE FOREGOING WAIVERS IN THEIR FUTURE DEALINGS WITH BORROWERS AND THE OTHER CREDIT PARTIES. BORROWERS AND THE OTHER CREDIT PARTIES EACH WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
SECTION 21.        Assignments; No Third Party Beneficiaries
This Agreement shall be binding upon and inure to the benefit of Borrowers, the other Credit Parties, the Lender Parties and their respective successors and assigns; provided, that neither Borrowers nor any other Credit Party shall be entitled to delegate any of its duties hereunder or to assign any of its rights or remedies set forth in this Agreement without the prior written consent of Agent in its sole discretion. No Person other than the parties hereto, and in the case of Section 6 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights (other than the rights of the Releasees under Section 6 hereof) are hereby expressly disclaimed.

SECTION 22.        Final Agreement
This Agreement, the Credit Agreement, the other Financing Documents, and the other written agreements, instruments, and documents entered into in connection therewith (collectively, the “Borrower/Lender Documents”) set forth in full the terms of agreement between the parties hereto and thereto with respect to the subject matter thereof and are intended as the full, complete, and exclusive contracts governing the relationship between such parties with respect to the subject matter thereof, superseding all other discussions, promises, representations, warranties, agreements, and understandings between the parties with respect thereto. Except as provided therein, no term of the Borrower/Lender Documents may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment, or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. Agent’s or any Lender’s exercise or failure to exercise any rights or remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights and remedies in any other instances. There are no oral agreements among the parties hereto.

[Signature pages to follow]

IN WITNESS WHEREOF, this Standstill Agreement has been executed by the parties hereto as of the date first written above.

BORROWERS:

AGENT:    MIDCAP FUNDING IV TRUST

By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By:___________________________________
Name: Maurice Amsellem
Title: Authorized Signatory

TERM LOAN SERVICER:    MIDCAP FINANCIAL TRUST

By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By:___________________________________
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:    MIDCAP FUNDING V TRUST

By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By:___________________________________
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:    MIDCAP FUNDING XIII TRUST

By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By:___________________________________
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:    MIDCAP FINANCIAL TRUST

By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By:___________________________________
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:        ELM 2020-4 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By:__________________________________
Name:
Title: Authorized Signatory

LENDER:    MIDCAP FINANCIAL INVESTMENT CORPORATION

By: ________________________________
Name: Kristin Hester
Title: Chief Legal Officer

LENDER:    FIRST-CITIZENS BANK & TRUST COMPANY (SUCCESSOR BY PURCHASE TO THE FEDERAL DEPOSIT INSURANCE CORPORATION AS RECEIVER FOR SILICON VALLEY BRIDGE BANK, N.A. (AS SUCCESSOR TO SILICON VALLEY BANK))

By: ________________________________
Name:
Title: